Exhibit 10.56

LOCK-UP LETTER AGREEMENT

The Benchmark Company, LLC

150 East 58th Street, 17th Floor

New York, NY 10155

Brookline Capital Markets, a division of Arcadia Securities, LLC

600 Lexington Ave., 33rd Floor

New York, NY 10022

Ladies and Gentlemen:

The undersigned understands that The Benchmark Company, LLC and Brookline Capital Markets, a division of Arcadia Securities, LLC, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”) under the Underwriting Agreement, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Jerrick Media Holdings, Inc., a Nevada corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives, of a certain number of securities of the Company, including shares of common stock, par value $0.0001 per share (collectively, the “Securities”). Capitalized terms that are defined in the Underwriting Agreement and not otherwise defined in this lock-up letter have the respective meanings ascribed thereto in the Underwriting Agreement.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending nine (9) months after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Securities beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for the Securities, or publicly announce the intention to do any of the foregoing, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Securities or such other securities of the Company, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to the Securities or other securities of the Company acquired in the Public Offering or in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of the Securities or other securities of the Company acquired in the Public Offering or in such open market transactions, (b) transfers of shares of the Securities or any security convertible into the Securities as a bona-fide gift or through will or intestacy, (c) transfers of shares of the Securities or any security convertible into the Securities to limited partners, stockholders or “affiliates” (as such term is defined in Rule 12b-2 under the Exchange Act) of the undersigned, (d) transfers of any Securities or any security convertible into the Securities to any immediate family member of the undersigned, to any trust for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned, or to any entity beneficially owned and controlled by the undersigned, provided that in the case of any transfer or distribution pursuant to clause (b), (c) or (d), (i) each donee or transferee shall sign and deliver to the Representatives a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of the Securities, shall be required or shall be voluntarily made during the Restricted Period, or (d) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Securities, provided that (i) such plan does not provide for the transfer of Securities during the Restricted Period and (ii) no public announcement shall be made regarding the establishment of such plan. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities or publicly announce the intention to do any of the foregoing. The undersigned hereby also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Securities unless such transfer is in compliance with the foregoing restrictions. Furthermore, the restrictions set forth in this lock-up letter will not apply to (A) the sale or tender to the Company by the undersigned of any Securities acquired by the exercise of any of the undersigned’s rights to acquire any Securities issued pursuant to any share option or similar equity incentive or compensation plan of the Company (collectively, the “Equity Incentive Grants”) or withholding by the Company of any such Securities for tax withholding purposes in connection with the vesting of Equity Incentive Grants that are subject to a taxable event upon vesting.

If the undersigned is an officer or director of the Company, (i) the Representative agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of the Securities, one of the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representatives on behalf of the Underwriters. If (a) the Underwriting Agreement is not executed by December 31, 2020, (b) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to the closing of the Public Offering, or (c) the registration statement filed with the U.S. Securities and Exchange Commission with respect to the Public Offering is withdrawn, then this letter shall be void and of no further force or effect.

This agreement is governed by, and to be construed in accordance with, the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

(Signature Page Follows)

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By:
Signature

Very truly yours,

By:
Name:
Title:

Dated: _______________